United States
Securities and Exchange Commission
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: May 21, 2009
GeneLink, Inc.
(Exact Name of Registrant as Specified in its Charter)

PA	00-30518	23-2795613

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
317 Wekiva Springs Road, #200, Longwood, FL 32779
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (800) 558-4363
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On May 21, 2009, GeneLink, Inc. issued a press release reporting its financial results for the quarter ended March 31, 2009 (the “Earnings Release”). The Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Earnings Release dated May 21, 2009, furnished pursuant to Item 2.02 of Form 8-K

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeneLink, Inc. (Registrant)
By:	/s/ Monte E. Taylor, Jr.
Monte E. Taylor, Jr.
Chief Executive Officer

Dated: May 21, 2009